UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): June 6, 2016

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01              Other Events.

Hanger, Inc. (the “Company”) has previously reported in its Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 17, 2015, March 23, 2015, June 9, 2015, September 21, 2015, November 12, 2015, February 26, 2016 and May 10, 2016 (the “Prior Form 8-Ks”) that the Company will be restating certain previously filed financial statements and other financial data as a result of various accounting issues and related matters.  The Company has not yet filed financial statements for the third quarter of 2014, the fourth quarter and full year ended December 31, 2014, the first, second and third quarters of 2015, the fourth quarter and full year ended December 31, 2015 and the first quarter of 2016.  The Company continues to assess the time necessary to complete its accounting and prepare its financial statements, and is working to complete its accounting processes, prepare its financial statements and file its periodic reports for these and all subsequent periods with the SEC as promptly as possible.  Nevertheless, the Company believes the earliest it will likely commence making its filings with the SEC, beginning with its Annual Report on Form 10-K for the year ended December 31, 2014, is the fourth quarter of 2016.

Also as previously disclosed in the Company’s Current Reports on Form 8-K filed on November 12, 2015 and February 26, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board” or the “Board of Directors”) of the Company retained counsel to assist the Audit Committee in conducting an investigation into the circumstances surrounding the accounting misstatements that led to the restatement (the “Investigation”).  The Company disclosed in its Form 8-K filed on February 26, 2016 that through that date the Investigation had uncovered inappropriate activities by certain former employees of the Company that contributed to certain of the previously disclosed accounting misstatements underlying the restatement.  The Audit Committee has completed the Investigation, and a summary of the significant findings of the Investigation is set forth below.

The Audit Committee Investigation

The Audit Committee retained the law firm of Foley & Lardner LLP (“Foley”) to assist it in conducting the Investigation.  In support of the Investigation, Foley engaged forensic accountants from AlixPartners LLP (together with Foley, the “Investigative Team”), to provide technical accounting guidance and analysis, as well as to assist with document collection, interview support and transaction review.

The initial scope of the Investigation determined by the Audit Committee included an investigation into accounting errors relating to inventory, leases, the depreciation of the Company’s patient management and electronic patient records system then known as Janus, and the Company’s accounts receivable allowances in certain periods. The Audit Committee approved the initial scope in April 2015.  The Audit Committee expanded the scope from time to time as necessary to encompass additional items that arose in the course of the Investigation.

The Investigative Team collected over one terabyte of electronic data from the Company’s email and electronic data storage systems, as well as over 9,000 pages of hard copy documents.  The Investigative Team reviewed over 180,000 documents dated from 2010 through 2014, and based on a forensic review of general ledger data, selected over 1,000 manual journal entries from Q1 2010 through Q2 2014 for further analysis. The Investigative Team conducted over 140 interviews with current and former Company officers, directors and employees, as well as  personnel from the Company’s independent registered public accounting firm and consultants retained by the Company to assist with its accounting and internal controls.  Certain former employees have declined to cooperate with the Investigation.

Executive Summary of Results of Investigation

Based on the evidence uncovered in the Investigation, the Audit Committee concluded that it is more likely than not that certain former employees and officers, including in some instances the former Chief Financial Officer and former Chief Accounting Officer, engaged in inappropriate historical accounting practices relating to management estimates and certain accruals, as discussed below under “Specific Findings of the Investigation.”  Based on the evidence uncovered in the Investigation, the Audit Committee concluded that the current Chief Executive Officer did not engage in these practices.

Based on the evidence uncovered in the Investigation, the Audit Committee also concluded that certain former members of senior management set an inappropriate “tone at the top” that contributed to the previously disclosed material weakness in the Company’s overall control environment.  See “Control Environment” below for more information.

The Audit Committee and its legal counsel have reported the findings of the Investigation to the Company’s Board of Directors and to the Company’s independent registered public accounting firm, whose work is still ongoing, and have discussed the evidence uncovered in the Investigation with the Staff of the SEC, Division of Enforcement.

Control Environment

The Company previously identified certain material weaknesses in its internal control over financial reporting in its Annual Report on Form 10-K for the year ended December 31, 2013, in its Current Report on Form 8-K filed on February 17, 2015, and in its Current Report on Form 8-K filed on November 12, 2015, as well as a material weakness relating to the ineffectiveness of the Company’s overall control environment.  The Company believes that these material weaknesses contributed to the misstatements identified in its previously filed financial statements as discussed in detail in the Company’s Current Reports on Form 8-K filed on February 17, 2015, June 9, 2015, November 12, 2015 and February 26, 2016.

Based on the evidence uncovered in the Investigation, the Audit Committee concluded that an additional material weakness in the Company’s control environment existed at least as early as December 31, 2010 and all subsequent periods.  In particular, the Audit Committee concluded that the former Chief Executive Officer, former Chief Financial Officer, and former Chief Accounting Officer (but not any current executive officers) set an inappropriate “tone at the top.” Specifically, emphasis placed by former executive management on meeting or beating consensus EPS and achieving certain financial targets, may have resulted in certain inappropriate accounting decisions and entries.

As discussed below under “Remedial Measures,” the Company has begun to implement various remedial measures to address concerns identified during the Investigation.

Specific Findings of the Investigation

Based on the evidence uncovered in the Investigation, the Audit Committee concluded that it is more likely than not that former employees and officers, including in some instances the former Chief Financial Officer and former Chief Accounting Officer, engaged in inappropriate historical accounting practices relating to management estimates and certain accruals.  The conclusions that were reached by the Audit Committee are discussed below.

Inventory Valuation

As discussed below under “Quarter-End Adjustments to Management Estimates and Certain Accruals,” based on the evidence uncovered in the investigation, the Audit Committee has concluded that it is more likely than not that in certain interim fiscal periods in 2011, management’s estimate of quarterly cost of materials was inappropriately reduced with the objective of attaining financial targets for those periods, and in particular, published analyst consensus earnings per share (“EPS”) targets.

In connection with the annual “book to physical” (“BTP”) valuation of work-in-process (“WIP”) inventory as of October 31, 2012, management estimated a rate for overhead costs applicable to inventory.  Based on the evidence uncovered in the investigation, the Audit Committee has concluded that it is more likely than not that the assumptions underlying the estimate of the overhead rate were inappropriately revised in January 2013 with the objective of mitigating approximately $3.85 million in inventory shrinkage.

Based on the evidence uncovered in the Investigation, the Audit Committee concluded that it is more likely than not that a former employee intentionally fabricated records used in the annual valuation of WIP inventory as of October 31, 2013.  The use of these records enabled the Company to avoid approximately $2.5 million of inventory shrinkage in connection with the annual BTP valuation of inventory.  These fabricated records were also provided to the Company’s internal and external auditors.

Based on the evidence uncovered in the Investigation, the Audit Committee concluded that it is more likely than not that, in connection with the annual valuation of WIP inventory as of October 31, 2013, this former employee also used a report matching invoice and patient appointment scheduling data, which the employee had been cautioned was unreliable.  This report was used  to identify additional WIP inventory to be valued.  This approach to identifying WIP inventory was inconsistent with the approach used in prior years, and enabled the Company to inappropriately avoid additional inventory shrinkage in connection with the annual BTP valuation of inventory.

For historical periods, including fiscal years 2011, 2012 and 2013, former management disclosed that the accuracy of the Company’s inventory accounting, including the quarterly estimate of cost of materials, was supported by the immateriality of adjustments to inventory resulting from the annual BTP valuation of inventory.

Quarter-End Adjustments to Management Estimates and Certain Accruals

The evidence uncovered in the investigation raised questions relating to adjustments to certain management estimates late in the close process for a number of interim fiscal periods in 2011.  In certain quarters, adjustments to particular estimates for cost of materials, inventory, accounts receivable allowances, or incentive compensation accruals appear to have been motivated by the objective of attaining financial targets for those periods, and in particular, published analyst consensus EPS targets.

The analyses relating to those estimates, reflected in quarterly memoranda and other documentation, provided wide latitude for management judgment.  The specific amount of such adjustments appears to have been determined by former management without timely or appropriate analysis.  In some cases, former management recorded adjustments to estimates before the analyses relating to those estimates had been completed.  In other cases, after seeing the impact of particular assumptions or analyses relating to estimates, former management appears to have modified those assumptions or analyses in a manner which allowed the Company to counteract or mitigate what otherwise would have been an adverse impact on the Company’s reported financial results.

The evidence uncovered in the investigation also raised questions relating to the inappropriate accrual and release of an unsupported general reserve from 2010 through 2012. This reserve, referred to as a “contingency reserve” or “general accrual” in internal documents, and the manner in which the Company accrued and released this reserve, were inconsistent with U.S. generally accepted accounting principles (“GAAP”).  This reserve was accrued at a rate of $50,000 per month.  It was periodically released late in the quarterly close process in round dollar amounts between $50,000 and $350,000 with the effect, in certain fiscal periods, of contributing to the Company’s ability to meet financial targets such as published analyst consensus EPS.

The evidence of the actual purpose of these adjustments of management estimates and other accruals was neither direct nor conclusive.  Nor did witnesses interviewed by the Investigative Team acknowledge having made these adjustments for an improper purpose.  Nevertheless, based on the evidence uncovered in the Investigation, the Audit Committee has determined that it is more likely than not that in certain interim fiscal periods of 2011 particular adjustments to particular management estimates were undertaken for the purpose of enhancing the Company’s reported financial results.  Based on the evidence uncovered in the Investigation, the Audit Committee has also determined that it is more likely than not that in the years 2010 through 2012, the accrual and release of the “contingency reserve” was undertaken for the purpose of inappropriately enhancing the Company’s reported financial results.

Remedial Measures

To address the issues identified during the Investigation and to assist in the remediation of the previously disclosed material weaknesses in the Company’s control environment, the Company, with the oversight of the Board of Directors and the Audit Committee, has implemented or begun to implement the remedial measures described below.

•                  Hired a new Chief Financial Officer, Principal Accounting Officer and Corporate Controller.

•                  Hired significant additional accounting personnel and consultants to assist with the ongoing restatement process, to establish an appropriate level of staffing and expertise, and to enhance separation of duties and resources needed for effective managerial review.

•                  Removed from employment the employee responsible for fabrication of records discussed above.

•                  Implemented training (led by the current Chief Executive Officer and new Chief Financial Officer) for executive officers and other key organizational leaders and personnel, including the full finance and accounting department, in the areas of business ethics compliance, understanding financial statements and processes including internal controls, best management practices, and SEC rules and regulations.

•                  The Company has begun to invest in the design and implementation of certain information technology systems and user applications to address prior deficiencies in the Company’s accounting and financial reporting.  In particular, the Company has implemented a new lease accounting system which has replaced several prior non-integrated systems and spreadsheet-based processes, and a system to assist in the documentation and tracking of its internal controls.   The Company is undertaking technology investments to improve the reliability of the Company’s accounting and financial reporting by reducing reliance on manual processes.

The remedial measures described above are intended to assist in the remediation of certain of the material weaknesses the Company identified in the Prior Form 8-Ks and strengthen the Company’s internal control over financial reporting.  The Company is committed to continuing to improve its internal controls, including the creation or revision of specific policies intended to reduce reliance on subjective assumptions and management discretion as a basis for accounting determinations.  In connection with the continued evaluation and assessment of its internal control over financial reporting, the Company plans to take additional measures to address control deficiencies.

Notwithstanding the substantial time and resources the Company has directed at remediation efforts regarding its identified material weaknesses, it is unable to estimate at this time when these remediation efforts will be completed.  The Company intends to provide additional information regarding its remediation efforts with respect to its material weaknesses in future filings with the SEC.  The Company is continuing to perform its review and assessment of the effectiveness of its internal controls over financial reporting.  Depending on the outcome of these activities, new material weaknesses may be identified and reported in future filings with the SEC.

Special Committee of the Board

In response to the evidence uncovered in the Investigation, as discussed herein, the Board of Directors has appointed a special committee of the Board to evaluate whether the Company should pursue any claims it may have with respect to the matters identified in the Investigation, including recovery of compensation paid to officers and employees.

The statements in this Current Report on Form 8-K regarding, among other things, the expected timing of the Company’s filings and the expected results of the Company’s remedial measures constitute forward-looking statements that are based on the Company’s current expectations.  The Company’s final financial statements, including its restated financial statements, will be included in filings that the Company files with the SEC after the Company has completed its work on its restated financial statements, and after the Audit Committee of the Board of Directors has completed its review of the financial statements and other financial data.  See “Disclosures About Forward-Looking Statements” below.

Disclosures About Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward-looking statements,” including statements regarding the timing of filing of, and the outcome of the Company’s work in connection with, completing certain financial statements and other financial data. These forward-looking statements are often identified by the use of forward-looking terminology such as “intends,” “expects” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing financial statement preparation and closing processes that would require the Company to make additional adjustments or revisions to its estimates or financial statements and other financial data, to restate further its financial statements and other financial data for current or historical periods, to identify additional material weaknesses, or to take any other necessary action relating to the Company’s accounting practices; the time required to complete the financial statements and other financial data and accounting review; the time required to prepare its periodic reports for filings with the Securities and Exchange Commission; and any regulatory review of, or litigation relating to, the Company’s accounting practices, financial statements and other financial data or other corporate actions. For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2013 and its Form 10-Q for the quarter ended June 30, 2014 as well as the risk factor set forth in Item 8.01 of the Company’s Current Report on Form 8-K filed February 17, 2015, each as filed with the Securities and Exchange Commission. The information contained in this filing is made as of the date hereof, even if subsequently made available by the Company on its website or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Senior Vice President and General Counsel

Dated: June 6, 2016